UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

THE NASDAQ STOCK MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 401-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

SIGNATURES

EXHIBIT 99.1. January 25, 2005 Press Release.

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Item 2.02. Results of Operations and Financial Condition.

On January 25, 2005, The Nasdaq Stock Market, Inc. (“Nasdaq”) issued a press release providing financial guidance for the fourth quarter of 2004 and for Nasdaq’s 2005 fiscal year. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of Nasdaq’s filings under the Securities Act of 1933, as amended, as may be specified in such filing.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated January 25, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2005	THE NASDAQ STOCK MARKET, INC.

	By:	/s/ David P. Warren
David P. Warren Executive Vice President and Chief Financial Officer

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